SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 1, 1998


                               ATI NETWORKS, INC.
              (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)


          3322832-D                                    84-01089801
   (Commission File Number)              (I.R.S. Employer Identification Number)

                     460 Cedar Street, Fond du Lac, WI54935
               (Address of Principal Executive Offices)(Zip Code)


                                (920) 922-7030
              (Registrant's Telephone Number, Including Area Code)

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INFORMATION INCLUDED IN THIS REPORT

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (b) Beneficial Ownership.

PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of the ownership of ATI Networks, Inc. ("ATI") outstanding common stock on July 9, 1998 by (i) each director and executive officer of ATI, (ii) all directors and executive officers of ATI as a group, and (iii) each shareholder who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of ATI:

                        Shares of ATI
                        Common Stock to be
                        Beneficially Owned          Percent
Name and                as of the Distrib.          of
Address                 Record Date                 Class

Lawrence Bestor         1,356,640                   43.0%
460 Cedar Street
Fond du Lac, WI
54935

Oshkosh Truck Corp.       600,000                   18.8%
2307 Oregon St.
Oshkosh, WI
54935

William Geenen              4,000                    0.13%
460 Cedar Street
Fond du Lac, WI
54935

Blade Thomas               10,000                    0.03%
460 Cedar Street
Fond du Lac, WI
54935

Mark Thatcher                                        0.0%
360 Thames Street
Newport, RI
02840

Steven Sorenson           22,0000                    0.7%
460 Cedar Street
Fond du Lac, WI
54935

Dr. William Sybesma       80,000                     2.6%
460 Cedar Street
Fond du Lac, WI
54935

All Directors and      1,472,640                   46.40%
Officers as a Group

Management of ATI has advised that they may acquire additional shares of ATI Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a)

Pursuant to the provisions of the Colorado Business Corporation Act (CRS 7-7-101, et seq., as amended) ATI Networks, Inc. ("ATI") and Waterford International, Inc. ("Waterford") adopted the following SHARE EXCHANGE:

Attached hereto as Exhibit 2.2 is the Plan of Share Exchange of Waterford, a Colorado corporation, and ATI (formerly ATI, INC. DBA AMERICAN TECHNOLOGIES, INC.), a Wisconsin corporation.

The Plan of Share Exchange was duly adopted by the Boards of Directors of the respective corporations on April 21, 1998, and approved by the Board of Directors of Waterford on April 21, 1998, and by the shareholders of ATI on April 21, 1998, in the manner prescribed by Section 7-111-103(1-9) of the Colorado Business Corporation Act. The number of shares voted for the Plan of Share Exchange was, with respect to each corporation, sufficient for approval as set forth below.

The number of shares of Waterford outstanding at the time of such adoption was 2,217,500, and the number of Shares entitled to vote thereon was:

2,217,500.

The number of shares of ATI outstanding at the time of such adoption was 2,753,840, and the number of shares entitled to vote thereon was:

2,753,840.

The designation and number of outstanding shares of each class entitled to vote thereon as a class were:

NONE.

The number of shares voted for such Plan of Share Exchange by Waterford was 2,000,000, and the number of shares voted against such Plan of Share Exchange was:

NONE.

(b) Not applicable


ITEMS 3 THROUGH 9 NOT APPLICABLE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       ATI NETWORKS, INC.


                       /s/ Mark T. Thatcher


DATE: May 1, 1998      By:   /s/ Mark T. Thatcher
                       Name: Mark T. Thatcher
                       Title: Secretary and Filing Agent

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INDEX TO EXHIBITS
Exhibit Description


EXHIBIT     NO     DESCRIPTION


x           2.1    Articles of Share Exchange between ATI, Inc. and Waterford
                   International, Inc., dated April 24, 1998;

x           2.2    Plan of Share Exchange dated April 24, 1998;

*           3.1    Articles of Incorporation of the Company, as amended;

*           3.2    Bylaws of the Company;

x           4.1    Instruments Defining Rights of Security Holders/Minutes of
                   Annual/Special Meetings of the Company;

x           20.1   Board of Director's Resolution authorizing the name change from Waterford International, Inc. to ATI Networks, Inc.

x           23.1   Consent of Mark T. Thatcher, P.C.

x           27     Financial Data Schedule
_______________________


x  Filed herewith.

*  Incorporated by reference from the issuer's Annual Report on Form 10KSB
   (S.E.C. File No.33-22832-d) filed June 30, 1998.

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